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                            SHARE PURCHASE AGREEMENT

                Made and entered into this 5th day of July, 2000

                                 by and between

Newtech Broadwidth Ltd.
a company duly registered under
the laws of the state of Delaware,
(hereinafter: the "Company")

                                                               of the first part

                                       and

Myriam Abitbol, Advocate
Yehuda Raveh & Co, Law Offices
America House.
35, Shaul Hamelech Blvd.
Tel-Aviv
Israel

As TRUSTEE on behalf of the shareholders

(hereinafter jointly and severally: the "Current Shareholders" or "CSH")

                                                              of the second part

                                       and

Yellowave Corporation
a corporation registered under the
Laws of the State of Nevada
(hereinafter: "YWAV")
11777 San Vincente Boulevard
Suite 505
Los Angeles, California 90049

                                                               of the third part

                                   WITNESSETH:

WHEREAS        the   Company  is  creating   and   managing  a  network  of  TMT
               (Technology, Media and Telecom) companies specializing in broadband applications and the integration of new technologies offered by interactive PC.TV,


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                                      -2-

               E.Commerce IP Content, Advertising/Marketing, Enabling Technologies and the internet economy, including reception of data and television program channels transmitted by satellite (ICOM4U) as well as a home server, the U.P.A.H Universal Player at Home (YOOPYAH), Fast Internet Solutions (FREE).

               The Company is the owner and/or integrator of the technologies for ICOM4U, U.P.A.H Universal Player at Home (YOOPYAH) and Fast Internet Solutions (FREE). The Company commits itself to bring to YWAV agreements with NDS, National Semi Conductors Quantum & Philips.

AND
WHEREAS the Current Shareholders own all of the issued and outstanding shares of the Company;

AND
WHEREAS YWAV and the CSH deem it desirable and in their respective best interests for YWAV to acquire from the CSH all of the shares of the Company, and in consideration to transfer 7,425,000 YWAV Shares which represent about 75% of the share capital and all respective rights of YWAV including shares outstanding, and 4,140,000 YWAV Options, as defined hereinbelow, to the CSH, all upon the terms and conditions set forth herein;

NOW, THEREFORE in consideration of the premises and mutual covenants herein contained, the Parties agrees as follows:

1.  Preamble and Annexes

    The preamble to this Agreement and all Annexes attached hereto form an integral part hereof.

2.  Definitions

    Capitalized  terms,   unless  otherwise  defined  herein,   shall  have  the
    respective meaning ascribed to them hereunder:

    2.1     the "Agreement" --- this Agreement.

    2.2     the  "Closing"--   the  closing  of  the  transaction   contemplated
            hereunder, as provided in Section 3.3 hereinbelow.

    2.3 the "Company's Business" -- creating and managing a network of TMT (Technology, Media and Telecom) companies specializing in broadband applications and the integration of new technologies offered by interactive PC.TV, E.Commerce, IP Content, Advertising/Marketing, Enabling Technologies and the


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                                      -3-

    internet economy, including reception of data and television program channels transmitted by satellite (ICOM4U) as well as a home server, the U.P.A.H Universal Player at Home (YOOPYAH), and Fast Internet Solutions
    (FREE).

    2.4     "Companies Law" -- the United States Law.

    2.5     "Dollar(s)" or "$" -- United States Dollars.

    2.6 "Intellectual Property" -- all registered patents, copyrights, trademarks, trade names, service marks, designs, logos and applications thereof, technology, know-how, inventions, trade secrets, designs, process and technical data and information, or any other type of proprietary intellectual property rights, if any.

    2.7 "Interested Party"-- any interested person within the meaning of such term under the US Companies Law.

    2.8     "Products" products developed by the Company.

    2.9 "Securities" -- securities of any kind, including, without limitation, shares of any class, options, warrants, convertible debentures or any rights to subscribe for, purchase of otherwise acquire shares of any class in any manner.

    2.10 the "VWAV Shares" -- Shares of YWAV, to be transferred to the CSH according to the provisions of Sections 3.2 and 3.3 hereinbelow

3.  Purchase and Sale of the Company Shares

    3.1     Purchase and Sale of Shares
            Subject to the terms and conditions of this Agreement, and in reliance on the representations, warranties and agreements contained herein, at the Closing, the CSH shall sell, assign, transfer and deliver to YWAV all of the issued share capital of the Company (hereinafter: the "Company Shares") and YWAV shall purchase the Company Shares from the CSH in consideration for the issuance of the YWAV Shares.

            Each of the CSH shall sell YWAV all its Ordinary Shares of the Company of $ 0.01 par value each (hereinafter: the "Shares").

    3.2     Issuance of the YWAV Shares
            YWAV will issue to the CSH YWAV Shares on the date of the Closing, being a total of 7,425,000 (seven million four hundred twenty five thousands) shares which will represent about 75% of the share capital and all respective rights of YWAV including shares outstanding as of the closing, with restrictions of 6 months from the closing on the transfer of the first 10% of such shares of CSH, and the balance of 90% of the shares of CSH can be sold after one year from closing according to regulations imposed by SEC, NASDAQ, AMEX and NASD. YWAV will issue to the CSH option to acquire 4,140,000 (four million one hundred and forty thousands) shares of YWAV at prices equal to those Mr. Roni Oren and Mrs. Laura Ballegeer hold as described in Annex A.


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    3.3     The Closing
            3.3.1 The Closing of the transactions contemplated herein shall take place at the offices of Yehuda Raveh & CO Law Offices, on July 15, 2000 at 11:00 a.m., or at such other time and/or place as may be agreed upon in writing by the Parties

    3.3.2 At the Closing -- provided that the Company, YWAV and the CSH have complied with all their covenants and undertakings set forth in Sections 8 hereinbelow and in this Section 3, but subject to the Parties' right to close disregarding any failure, as Provided under section 3.33 hereunder the following actions will be taken and shall be considered as taken simultaneously:

            (a) the Company and the CSH shall deliver to YWAV a written confirmation in the form attached hereto as Annex I confirming and certifying: (i) that all their representations and warranties set forth in Sections 4 & 5 are true and correct as of the Closing, with the same effect as though such representations and warranties had been made on and as of the date of the Closing (subject to changes which were notified in writing to YWAV under Section 8.6 hereinbelow); and (ii) that the Company and the CSH have performed and complied with all of their undertakings and obligations set forth under Section 8 herein; (iii) that all authorizations, approvals and consents as set forth under Section 4.4 hereinbelow were obtained.

            (b) The CSH shall transfer shall of the Company Shares to YWAV, and shall deliver to YWAV duly executed share transfer deeds and share certificates in YWAV's name, representing the Company Shares sold and transferred to YWAV hereunder

            (c) The Company shall deliver to YWAV: (i) a true copy of the corporate approval and authorization of the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated herein, including the approval of the Board of Directors of the Company to the sale and transfer of the Company Shares to YWAV

            (d) Each of the CSH shall have waived their right of first refusal, and any other rights (with the exception of the right to receive the YWAV Shares as specified in Section 3.2 above) with respect to the execution and implementation of transactions contemplated hereby, and shall have executed the letter in the form attached hereto as Annex 2.

            (e)   YWAV  shall   deliver  to  the   Company  and  CSH  a  written
                  confirmation in the form attached hereto as Annex 3,


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                                      -5-

                  confirming and certifying: (i) that all its representations and warranties set forth in Section 7 herein are true and correct as of the Closing, with the same effect as though such representations and warranties had been made on and as of the date of the Closing and (ii) that YWAV has performed and complied with all of their undertakings and obligations set forth under Section 8 herein; and (iii) that all required authorizations, approvals and consents as set forth under
                  Section 7.4 hereinbelow were obtained.

            (f)   YWAV shall transfer the YWAV Shares to the CSH, as provided in
                  Section 3.2 above, and shall deliver to each of the CSH duly executed share transfer deeds and share certificates in their names, representing the number of shares transferred to each of them.

            (g) YWAV shall further deliver to the CSH a true copy of the corporate approval and authorization of the execution, delivery and performance by YWAV of this Agreement and the consummation of the transactions contemplated herein, including the approval of the Board of Directors of YWAV including the transfer of the YWAV Shares to the CSH, in a form satisfactory to CSWs counsel.

            (h) YWAV shall further deliver to the Company and CSH a copy of a resolution of a general meeting of YWAV appointing Prosper Abitbol as Chairman & CEO, Eric Benhamou, Jacques Ben Ezra, Myriam Abitbol and Laura Ballegeer, as directors of YWAV and letters of resignation from Roni Oren, Laura Ballegeer, Richard Arons, Nir Natan, Eileen Hastings and Kalman Wiengrood which provide for their resignation from YWAV's board of directors, as specified in section 8.9 hereinbelow.

            (i) YWAV shall further deliver written notice by YWAV and all shareholders in YWAV waiving any rights of first refusal or other similar rights in respect of the transfer of YWAV Shares by YWAV to the CSH.

    3.3.3 Failure to fulfil any of the undertakings and/or covenants required to be taken at or prior to the Closing, by any of the Parties hereto, as set forth herein, shall constitute a breach of the relevant Party, and shall entitle the other Party(ies), at their sole discretion, without derogating from any other remedy or relief available to them to: (i) terminate the Agreement (in case of any material breach or an immaterial breach which was not remedied within reasonable time after delivering a notice stating the breach); (ii) postpone the Closing and reset it to such date at which the failure shall have been remedied; or (iii) to close in disregard of the failure.

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                                      -6-

    3.3.4 Upon the occurrence, prior to or at the Closing, of any material change of events or conditions which have a material adverse effect the condition of the business situation, financially or otherwise, of the Company or of YWAV, or rendering any of the representations or warranties given hereunder as the case may be, to be untrue or incorrect in any material way, YWAV or the CSH, as the case may be, shall be entitled, at their sole discretion, to terminate this Agreement by giving written notice to the other Parties. The Parties hereby agree that in such event, neither party shall have any claims and/or demands towards the other parties with regard to the termination of the Agreement.

4.    Representations of the Company and the CSH

      The Company and each of the CSH, jointly and severally, hereby represent, warrant and undertake towards YWAV that the following is true and correct as of the date hereof

    4.1     Organization  and  Standing
            The Company is a private company duly incorporated, organized and validly existing under the laws of Delaware. A true copy of the Company's registration certificate is attached hereto as Annex 4

            No proceeding or resolution for bankruptcy, dissolution, liquidation, winding-up, appointment of receiver and/or similar proceeding has been instituted or taken by the Company, and to the best of their knowledge, no such proceeding has been instituted or threatened against the Company.

    4.2     Authority
            The Company has full corporate power and authority to enter into, execute and deliver this Agreement, bind itself hereunder, comply with its obligations hereunder and consummate the transactions hereunder; the entering into and the execution, delivery and performance by the Company of this Agreement and the transactions contemplated hereunder have been duly approved and authorized by all the required corporate actions, and this Agreement was signed by the Company's duly authorized representatives and constitutes a valid and legally binding obligation on the Company.

    4.3     Absence of Conflict
            The execution, delivery and performance of this Agreement by the Company will not conflict with, give rise to, or a result in, any breach or default of any terms of any provision of law, or regulation, agreement, obligation, commitment, ruling, judgment or order to which the Company is a party or by which the Company is bound, including under the Company's Memorandum and Articles of Association;

    4.4     Required Consent
            No approval or consent from, nor any filing with, any person, entity or authority is required by the Company, for the execution, delivery and performance by it of this Agreement.

    4.5     Corporate Documents
            True copies of the Company's Memorandum and Articles of Association as in effect on the date hereof, and of all minutes and resolutions (including actions by

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                                      -7-

            written consent) of the Board of Directors of the Company, any committee thereof, and of the shareholder of the Company, since the date of its corporation through the date hereof, are attached hereto as Annex 5

            All the Company's resolutions have been duly approved and accepted, and the Company has filed with the Registrar of Companies all reports, notices and other documents required to be so filed.

    4.6     Capitalization
            (a) The capitalization table attached hereto as Annex 6 sets forth the Company's authorized share capital, its issued and paid-up share capital, the registered holders thereof all as of the date hereof and immediately prior to the Closing.

            (b) Subject to Section 4.7 below, except for (i) the rights of pre-emption and first refusal under the Company's Articles of Association; (ii) the rights of YWAV hereunder above; no person or entity has any agreement, option, right (including conversion rights, preemptive rights and rights of first refusal) or warrant for the subscription, allotment, issue or purchase of any of the Company's Shares or other Securities of the Company, nor is the Company or any of the CSH a party to any undertaking of any kind, towards any person or entity, regarding any shares or other Securities of the Company, whether purchased from the Company or from the CSH.

    4.7     Share Option Plan
            The Company doesn't have any share option plan.

    4.8     Directors
            The Company's board of directors consists of 2 members: Prosper Abitbol, Chairman and CEO and Eric Benhamou.

    4.9     Subsidiaries
            The Company does not hold any shares in any joint venture, partnership or similar arrangement.

    4.10    Contracts and other Commitments

            (a) The Company is not a party to and is not bound by any material agreement, contractual obligation or commitment of any kind whatsoever, and has not given any power of attorney to any person or entity for any purpose whatsoever. Furthermore, the Company is not a party to any negotiation with a view to executing any agreement, contractual obligation or commitment, and no proposed transaction exists.

            (b) All aforesaid agreements, obligations and commitments are in full force and effect, the Company is not in default under any of them, nor is the Company or any of the CSH aware of any breach by any other party thereto or of any possible premature termination of any of them.

    4.11    Related Parties Transactions


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                                      -8-

            (a) Neither the CSH no other Interested Party of the Company or affiliate of the Company, is indebted to the Company, nor is the Company indebted (or committed to make loans or guarantee credit) to any of them.

            (b) Except Mr. Eric Benhamou, neither the CSH, and to the best of their knowledge, nor any other Interested Party of the Company, has any direct or indirect ownership interest in any entity (whether corporate or not) with which the Company is affiliated or with which the Company has a business relationship or any entity (whether corporate or not) that competes with the Company. Furthermore, neither the CSH, and to their best knowledge, nor any Interested Party of the
                  Company,   is  directly  or  indirectly,   interested  in  any
                  agreement or transaction made, proposed, or currently contemplated to be made by or with the Company, and except for their ownership interest in their shares in the Company and by virtue thereof, they have no ownership interest or other right in any of the Company's business or property.

            (c) the Company is not a party to any agreement with, nor is the Company obligated or committed to any of the CSH, any other Interested Party of the Company, or affiliate of the Company, nor does any proposed transaction with any of them exist.

    4.12    Litigation

            (a) There are no legal or administrative, actions, suits or proceedings, pending, threatened, filed, or authorized by the Company, nor docs the Company have any intention of filing any. Furthermore, there have not been and there are no regal or administrative, actions, suits, proceedings or investigations pending or threatened against the Company, or any such which are related in any way to the Company or to the Company's Business - against the CSH, or against any of its office holders - in their capacity as such, and neither the Company nor the CSH know of any fact which may result in any such proceedings.

            (b) There are no valid or existing court or arbitration, judgments, or orders against the Company, or any of its office holders (in their capacity as such), or with regard to the Company -- against any of the CSH.

    4 13    Intellectual Property Rights
            it is hereby declared that the Company owns any and all Intellectual Property which is used and/or developed by the Company and/or is necessary for its business as conducted on the date hereof and -- subject to further research and -- development activities -- which is necessary for its business, except for existing proprietary technologies, which belong to their respective owners and have been integrated into the Company's Products (hereinafter: the "Company's Intellectual Property"); (ii) no Company's Intellectual Property is subject to any law, judgment, decree, outstanding order or agreement restricting the use or licensing thereof, (iii) no person, including without limitation any of the CSH or any director of the Company, other than the Company, has any ownership right, title, interest, claim in or lien on any of the Company's Intellectual Property;

    4.14    Absence of undisclosed Liabilities


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                                      -9-

            The Company and the CSH are not aware of any liabilities of the Company of any nature, whether accrued, absolute, contingent or otherwise, including without limitation, tax liabilities.

    4.15    Permits and Licenses
            The Company does not require any licenses or permits for the conduct of its business as now being conducted by it.

    4.16    Compliance with other Instruments
            The Company is not in default or violation of any term or provision of its Memorandum and Articles of Association, or of any order, law, statute, rule or regulation to which it is subject.

    4.17    Taxes
            The Company has duly filed all tax returns and all other tax reports which it is required to file, and has paid in full, all taxes, and other charges due or claimed to be due by any taxing authority. All such tax returns and reports are correct and accurate and are not subject to any dispute with the tax authorities.

    4.18    Brokerage
            No agent or broker or any other person or entity acting in a similar capacity on behalf or under the authority of the Company is, or will be entitled to any broker's or finder's fee, or any other similar commission or fee in connection with the transactions contemplated hereby, except for Manor Gindi who is entitled to receive 187,500 YWAV Shares as broker's fee.

5   Further Representations is of the CSH

    Each of the CSH hereby further represents and warrants toward YWAV that the following is true and correct as of the date hereof:

    5.1 Organization and Standing (in the event of a corporate shareholder) It is an entity duly organized and validly existing under the laws of the State of its incorporation. No proceeding or resolution for bankruptcy, dissolution, liquidation, winding-up, appointment of a receiver and/or similar proceeding has been instituted or taken by it, and, to the best of its knowledge, no such proceeding has been instituted or threatened against it.

    5.2     Authority
            It has the full power and authority to enter into, execute and deliver this Agreement, bind itself hereunder, comply with its obligations hereunder and consummate the transactions hereunder; and -- in the event of a corporate shareholder -- the entering into and the execution, delivery and performance by it of this Agreement and the transactions contemplated hereunder have been duly approved and authorized by all the required corporate actions, and this Agreement was signed by its duly authorized representatives and constitutes a valid and legally binding obligation on it.


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                                      -10-

    5.3     No Competition
            It has no direct or indirect interest in any corporation or business which competes with the Company's Business, whether as an owner, shareholder of more than five percent (5%) of a company, director, partner, principal, agent, consultant, financial supporter, adviser, employee, employer, manager, other Office Holder or otherwise -- in each case whether alone or together with others. The above shall not apply to Mr. Eric Benhamou.

    5.4     Absence of Conflict
            The execution, delivery and performance of this Agreement by it, will not conflict with, give rise to, or result in, any breach or default of any terms of any provision of law, or regulation, agreement, obligation, commitment, ruling, judgment or order to which it is a party or by which it is bound, including -- in the event of a corporate shareholder -- under any of its corporate documents.

    5.5     Required Consents
            No approval or consent from any person, entity or authority is required by it, for the execution, delivery and performance by it of this Agreement.

    5.6     Title to Shares
            It has full title and ownership to all the shares in the Company and such shares and his, rights with respect thereto, are free from and clear of any liens, claims, charges, pledges, attachments, encumbrances, interests or any other third party rights or claims of any type or nature whatsoever, and they shall remain so until completion of the sale and transfer of the Company Shares to YWAV.

    5.7     Arrangements With Respect to Shares
            Except for the provisions of this Agreement, it is not a party to any agreement or obligation which relates to its shares in the Company, or with respect to any of the rights conferred upon him by virtue of such shares.

    6       All Relevant Information
            The Company and the CSH, jointly and severally, confirm toward YWAV, that the representations and warranties set forth in Sections 4 and 5 above, fully and accurately reflect the condition and state of the Company, with regard to the matters referred to therein, and, to the best of their knowledge, there is no material information, required by a reasonable investor in order to make the transactions contemplated hereunder, which is not specified therein.

    The Company and the CSH shall indemnify, defend, save and hold YWAV harmless from and against any and all losses, demands, claims, actions, liabilities, costs and expenses (including attorney's fees) suffered, imposed on or incurred by YWAV directly or indirectly via the Company and the CHS as a result of or in connection with a breach of any of the representations and warranties set out above.

7.  Representations of YWAV

    YWAV hereby represents and warrants toward the Company and the CSH the following to be true and correct as of the date hereof:


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                                      -11-



    7.1     Organization and Standing
            YWAV is an entity duly organized and validly existing under the laws of the State of Nevada. A true copy of YWAV's registration certificate is attached hereto as Annex 7.

            No proceeding or resolution for bankruptcy, dissolution, liquidation, winding-up, appointment of a receiver and/or similar proceeding has been instituted or taken by YWAV, and, to the best of its knowledge, no such proceeding has been instituted or threatened against it.

    7.2     Authority
            YWAV has the full corporate power and authority to enter into, execute and deliver this Agreement, bind itself hereunder, comply with its obligations hereunder and consummate the transactions hereunder; the entering into and the execution, delivery and performance by it of this Agreement and the transactions contemplated hereunder, have been duly approved and authorized by all the required corporate actions, and this Agreement was signed by its duly authorized representatives and constitutes a valid and legally binding obligation on it.

    7.3     Absence of Conflict
            The execution, delivery and performance of this Agreement by it will be not conflict with, give rise to, or result in, any breach or default of any terms of any provision of law, or regulation, agreement, obligation, commitment, ruling, judgment or order, to which it is a party or by which it is bound, including under its Memorandum of Articles of Association.

    7.4     Required Consents and Payments
            No approval or consent from any person, entity or authority and no payment in terms of capital gains tax is required by it for the execution, delivery and performance by it of this Agreement.

    7.5     Corporate Documents
            True copies of its Memorandum and Articles of Association as in effect on the date hereof, and of all minutes and resolutions (including actions by written consent) of the its Board of Directors, any committee thereof, and its shareholders, since the date of its corporation through the date hereof, are attached hereto as Annex 8.

            All of its resolutions have been duly approved and accepted, and it has filed with the Registrar of Companies all reports, notices and other documents required to be so filed.

    7.6     Capitalization

            (a) The capitalization table attached hereto as Annex 9 sets forth the YWAV's authorized share capital, its issued, allotted and paid-up share capital, the registered holders thereof -- all as of the date hereof and immediately prior to the Closing.

            (ii) Subject to the rights of the CSH, YWAV hereby declares that no person or entity has any agreement, option, right (including conversion rights, preemptive rights and rights of first refusal) or warrant for the subscription, allotment, issue or purchase of any of the YWAV's Shares or other Securities of YWAV, nor is YWAV a party to any undertaking of any kind, towards any person or entity, regarding any shares, options, or other Securities of YWAV, except as detailed in Annex 10 attached hereto. Annex 10 shall include names of Owners of the abovementioned rights, expiration dates of such rights, the price of realization of such rights and so forth. Concurrent with the closing of this agreement, the options of Roni Oren and Laura Ballegeer shall be exercised. Further, YWAV will register the underlined shares granted pursuant to the exercised options. For the avoidance of any doubt, this options exercise does not affect the number and the value of the options granted to CSH according to Section 3.2 hereabove.

    7.7     Share Option Plan
            YWAV hereby declares that no options to employees were issued under any share option plans, and no resolutions with respect to such issuance have been adopted by the Company, except as detailed in Annex 10 attached hereto.

    7.8     Directors
            YWAV's board of directors Consists of 6 members, it is hereby agreed that upon the Closing, the above directors shall provide the Company with letters of resignation from YWAV's board of directors and Prosper Abitbol as Chairman & CEO Eric Benhamou, Jacques Ben Ezra, Myriam Abitbol and Laura Ballegeer shall be appointed as directors in their place.

    7.9     Subsidiaries
            YWAV does not hold any shares in any joint venture, partnership or similar arrangement.

    7.10    Contracts and other Commitments
            (a) YWAV is not a party to and is not bound by any material agreement, contractual obligation or commitment of any kind whatsoever, and has not given any power of attorney to any person or entity for any purpose whatsoever. Furthermore, YWAV is not a party to any negotiation with a view to executing any agreement, contractual obligation or commitment, and no proposed transaction exists.

    7.11    Related Parties Transactions
            (a) No other Interested Party of YWAV or affiliate of YWAV, is indebted to YWAV, nor is YWAV indebted (or committed to make loans or guarantee credit) to any of them.

            (b) No Interested Party of YWAV has any direct or indirect ownership interest in any entity (whether corporate or not) with which YWAV is affiliated or with which YWAV has a business relationship or any entity (whether corporate or not) that competes with YWAV. Furthermore, no Interested Party of YWAV is directly or indirectly, interested in any agreement or transaction made, proposed, or currently contemplated to be made by or with

                                      -13

                  YWAV, and except for their ownership interest in their shares in YWAV and by virtue thereof, they have no ownership interest or other right in any of YWAV's business or property.

            (c) YWAV is not a party to any agreement with, nor is YWAV obligated or committed to any Interested Party of it, or affiliate of it, nor does any proposed transaction with any of them exist.

    7.12    Litigation
            (a) Except as provided in Annex B, there are no legal or administrative actions, suits or proceedings, pending, threatened, filed, or authorized by YWAV, nor does YWAV have any intention of filing any. Furthermore, there have not been and there are no legal or administrative actions, suits proceedings or investigations pending or threatened against YWAV, or any such which are related in any way to YWAV -- or against any of its office holders -- in their capacity as such, and YWAV does not know of any fact which may result in any such proceedings.

            (b)   There  are  no  valid  or  existing   court  or   arbitration,
                  judgments, or orders against YWAV, or any of its office holders (in their capacity as such).

    7.13    Title to Property Right
            YWAV has good and valid title to, and is the sole and exclusive owner of, all rights, title and interests in and to its assets and properties -- real and personal, tangib1e and intangible -- free from all mortgages, pledges, liens, security interests, conditional sale agreements encumbrances or other charges, or any other third party right whatsoever.
            A list of YWAV's assets and properties and their estimated value is detailed in Annex 11 attached hereto.

    7.14    Intellectual Property Rights
            It is hereby declared that YWAV exclusively owns any and all Intellectual Property which is used and/or developed by YWAV and/or is necessary for its business as conducted on the date hereof (hereinafter: "VWAV's Intellectual Property"); (ii) YWAV's Intellectual Property is not subject to any law, judgment, decree, outstanding order or agreement restricting the use or licensing thereof, (iii) no person, including any director of YWAV, other than YWAV, has any ownership right, title, interest, claim in or lien on any Of YVAV's Intellectual Property

    7.15    Financial Statements

            (a) Annex 12 attached hereto consists of YWAV's audited financial statement of June 30, 1999 and unaudited financial statements for the period ending June 30, 2000, signed by YWAV's accountants (hereinafter: the "Financial Statements"). The Financial Statements fairly present the financial condition, assets, liabilities and operating results of YWAV as of the dates, and for the periods, indicated therein, and have been prepared in accordance with generally accepted accounting principles in the state of California on a consistent basis through the periods indicated.

            (b)   Since the date of the Financial Statements there has not been:

                  (i) any change in the assets (including YWAV's rights with respect thereto), liabilities, financial condition, or operating results of YWAV, from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been adverse, except as detailed in Annex 13 prepared by YWAV at the closing.

                  (ii) any damage, destruction or loss, whether or not covered by insurance materially and adversely affecting the business, properties, prospects or financial condition of YWAV (as such business is presently conducted and as it is proposed to be conducted),

                  (iii) any  declaration  or payment of  dividends  or any other distributions,

                  (iv) any payment made to an Interested Party or affiliate of YWAV, except in the ordinary course of business.

    7.16    Absence of undisclosed Liabilities
            YWAV is not aware of any liabilities on its behalf of any nature, whether accrued, absolute, contingent or otherwise, including without limitation tax liabilities, liabilities to the stock market Securities authority shareholders of YWAV banks, employees of YWAV, liabilities in terms businesses sold by YWAV and other liabilities to third parties, except is provided by the June 30th Financial Statement as detailed in Annex 14.

    7. 17   Permits and Licenses
            YWAV does not require any licenses or permits for the conduct of its business as now being conducted by it.

    7.18    Compliance with other Instruments
            YWAV is not in default or violation of any term or provision of its Memorandum and Articles of Association or of any order, law, statute, rule or regulation to which it is subject.

    7.19    Taxes
            YWAV has duly filed all tax returns and all other tax reports which it is required to file, and has paid in full, all taxes, and other charges due or claimed to be due by -any taxing authority. All such tax returns and reports are correct and accurate and are not subject to any dispute with the tax authorities.

    7.20    Employees
            (a) Annex 15 attached hereto contains a true and complete list of the names of YWAV'S employees and each such employee's position, starting employment date and monthly salary; the terms of employment of each is as set forth under their respective employment agreements true copies of which have been delivered to the Company and the CSH.

            (b) YWAV is in compliance in all material respects with all applicable laws, policies, procedures and agreements relating to employment, terms and conditions of employment and to the proper withholding and remission to the proper legal authorities, including social and tax authorities of all sums required to be withheld from employees or persons deemed to be employees under applicable laws including social and tax laws respecting such withholding.

                  (iii) YWAV has paid in full to all of its employees all wages, salaries, commissions bonuses, benefits and other compensation due and payable to such employees on or prior to the date hereof and there are no disputes pending between YWAV and any of its employees.

                  (iv) As of closing YWAV shall have fired all its employees and shall have fully paid them Severance Payments, except for Roni Oren and Laura Ballegeer whose Employment Agreements shall be cancelled without payment of Severance Payment and shall be replaced with Consultancy agreements until June 2001 as detailed in Annex 16 attached hereto.

    7.21    Brokerage
            No agent or broker or any other person or entity acting in a similar capacity on behalf or under the authority of YWAV is, or will be entitled to any broker's or finder's fee, or any other similar commission or fee in connection with the transactions contemplated hereby, except for Farelly S.A. who is entitled to receive 162,500 YWAV Shares as broker's fee.

    7.22    YWAV Shares
            YWAV Shares which shall be transferred to the CSH, at the Closing shall be duly authorized validly issued, fully paid, non-assessable and negotiable. YWAV hereby declares that YWAV Shares shall be delivered to the CSH free of any ability, debt, restriction, lien, security (interest); collateral, charge, agreement for sale, adverse claim, easement, pledge, mortgage, attachment and any and all rights of first refusal, right of first offer, shareholder's agreements or voting rights/proxy agreements, powers of attorney or other third party rights.

    7.23    Cash Flow
            Annex 17 attached hereto consists of cash flow report of YWAV detailing income and expenses to be spent by YWAV up until December 2000.

    7.24 All material information and documentation which would be necessary for a reasonable person to evaluate the transaction contemplated by this Agreement has been disclosed and/or will be disclosed as detailed in Annex 18 as of closing by YWAV to the Company and the CSH.

YWAV shall indemnify, defend, save and hold the Company and the CSH harmless from and against any and all losses, demands, claims, actions, liabilities, costs and expenses (including attorney's fees) suffered, imposed on or incurred by the Company and the CSH directly or indirectly via YWAV as a result of or in connection with a breach of any of the representations and warranties set out above.

8. Covenants and Undertakings of YWAV the CSH and the Company an Prior to the Closing

      YWAV, the CSH and the Company, jointly and severally, hereby covenant and undertake that as of date hereof, and until the Closing:

    8.1 none of the CSH shall sell or transfer any of its shares in the Company or give any rights with respect thereto.

    8.2 the Company shall not issue any shares or other Securities or grant any rights with respect to any shares or Securities.

    8.3 YWAV shall not issue any shares or other Securities or grant any rights with respect to YWAV shares or Securities.

    8.4 all the Company's affairs shall be conducted in the ordinary course of its business, and the Company shall not take any actions or undertake any obligations which might render the representation or warranties under sections 4 and 5 herein to be untrue or incorrect in any way whatsoever,

    8.5 all YWAV's affairs shall be conducted in the ordinary course of its business and YWAV shall not take any actions or undertake any obligations which might render the representation or warranties under section 7 herein to be untrue or incorrect in any way whatsoever.

    8.6 the Company shall inform YWAV, in writing, of any meeting of the Company's shareholders and/or of the Company's Board of Directors, or of any committee thereof, at least 72 (seventy-two) hours in advance, in order to allow an observer on behalf of YWAV to attend such a meeting, and provide YWAV with copies of all minutes and resolutions thereof and of all actions in writing made within this period, by the Company's shareholders and/or Board of Directors;

    8.7 YWAV shall inform the Company and the CSH, in writing, of any meeting of YWAV's shareholders and/or its board of directors, or of any committee thereof, at least 72 (seventy-two) hours in advance, in order to allow an observer on behalf of the Company and the CSH to attend such a meeting, and provide the Company and the CSH with copies of all minutes and resolutions thereof and of all actions in writing made within this period, by YWAV's shareholders and/or board of directors;

    8.8 without derogating from the Parties' obligations under this Agreement, the Company and/or YWAV shall notify each other, in writing, immediately upon the occurrence of any events or conditions which affect the business or financial situation of the Company or YWAV, as the case may be, or otherwise render any of the representations or warranties given by the Company or YWAV, or the CSH, hereunder, to be untrue or incorrect.

    8.9 the Directors of YWAV shall adopt a resolution with respect to signatory rights of YWAV, effective as of the Closing, and with respect to the appointment of directors in YWAV, all in the forms attached hereto as Annex 19.

9.    Due Diligence Investigation

      The Parties agree that due diligence, shall be conducted the Company and the CSH (with respect to YWAV) and by YWAV (with respect to the Company) up and until the Closing.

      During said period, the parties shall mutually provide all and any assistance and information required for said due diligence by the parties.

      YWAV on the one hand and the Company and the CSH on the other, may each terminate this Agreement during said period, by a 7 day prior written notice, in the event said party's findings pursuant to the due diligence conducted by it indicate an adverse condition which to such party was unaware of prior to the date hereof or contradictory to such party's representations contained herein unless, during such seven (7) day notice period the other party offers a satisfactory solution to that finding.

      YWAV hereby declares that it has employed a scientist who has reviewed the Company's technologies and products to its full satisfaction.

10.   Confidentiality

      Each of the Parties will hold in strict confidence all documents and information concerning the Company, its business, financial and/or commercial information, operations, sales, marketing, customers, suppliers and all information pertaining Co any intellectual Property rights of the Company and any other proprietary information of the Company whatsoever including, without limitation, with respect to the Company's intellectual Property (all hereinafter referred to as the "Confidential Information") by taking all reasonable measures to maintain the confidentiality of such Confidential Information which will in no event be less than the measures they use to maintain the confidentiality of their own information of similar importance. Each of the Parties also undertakes not to use the Confidential Information in any way, directly or indirectly, for purposes other than for the Company and/or for fulfilling its obligations and exercising its rights under this Agreement. A Party may disclose such Confidential information, to its officers, directors, consultants, counsel and their representatives, only on a need to know basis, under confidentiality obligation, and in connection with the transactions contemplated by this Agreement.

      The obligations hereunder shall not apply as to any Confidential Information which is proven by the party receiving the information
      (hereinafter: the "Receiving Party") to be: (i) known by the Receiving Party at the time of receiving such information without breach of confidentiality undertaking and provided that such party has given notice to this effect; or (ii) in the public domain through no fault of the Receiving Party; or (iii) later acquired by the Receiving Party, lawfully and without breach of confidentiality undertaking, from sources other than the disclosing party (such as independent development, third parties, etc.), or (iv) furnished by the disclosing party to third parties without restriction on disclosure.

      Disclosure of any Confidential Information pursuant to any compelling judicial or administrative order or proceeding or as required by law, shall not be deemed a breach hereof.

11.   Costs and Expenses related to this Agreement

      Each Party shall bear and pay its own expenses in connection with the preparation and performance of this Agreement.

12    Government Law and Forum

      This Agreement, its interpretation, validity and breach shall be governed by the laws of the USA. Any dispute or claim with respect thereto shall be submitted to the competent courts in USA, which shall have sole and exclusive jurisdiction in such matter to exclude the jurisdiction of all other courts.

13.   Miscellaneous

   13.1     Further Cooperation
            The Parties agree to execute any and all documents necessary in order to consummate implement and give full force and effect to this Agreement, and to all matters, things and transactions envisaged and contemplated herein including, but not limited to, filings with governmental or regulatory bodies, powers of attorney, corporate resolutions and such other documentation as may be reasonably necessary from time to time.

    3.2     No Partnership
            The Parties to this Agreement are independent contractors. There is no relationship of partnership, joint venture, employment, franchise or agency between the Parties. Neither Party will have the power to bind the other or incur obligations on the other's behalf without the other's prior written consent, except with regard to the Company -- in the Parties capacity as authorized organs in the Company.

   13.3     Contradiction
            in case of any direct contradiction between the provisions of this Agreement and the Articles of Association of the Company and of YWAV, the provisions of this Agreement shall prevail in the relationship between the Parties hereto.

    3.4     Captions
            The captions of sections in this Agreement are intended solely for convenience, and will have no significance in the interpretation of this Agreement.

   13.5     Counterparts
            This Agreement may be executed in any number of counterparts, and at one (1) or more times, each of which containing the signature of any of the Parties, shall be deemed an original, but all of which together shall constitute one and the same instrument.

   13.6     Non-Assignability

            The respective obligations and rights of the Parties hereunder cannot be assigned, transferred or otherwise conveyed, without the prior written consent of the other Parties hereto.

   13.7     Validity
            In the event wherein any provision of this Agreement is held by a competent court to be invalid or unenforceable, for any reason whatsoever, all of the remaining provisions contained herein shall remain in full force and effect and shall be binding on the Parties without any change; furthermore if all or part of the obligations of the Parties hereinabove (including those under Sections 18 and 19 hereof) shall be held to be invalid or unenforceable by reason of exceeding the extent and/or scope allowed by law, such exceeding obligation(s) shall be reduced to the maximum extent and/or scope allowed by law.

   13.8     Waiver and Consent
            The failure of any Party at any time or times to require performance of any provision hereof or to enforce any right with respect thereto, shall in no manner affect the right of such Party at a later time to enforce the same and shall in no way be construed to be a waiver of such provision or right.

   13.9     Amendments
            No amendment addition; omission, modification or change to this Agreement shall be valid unless drawn up in writing and signed by all of the parties.

  13.10     Entire Agreement
            This Agreement fully embraces the legal relationship between the Parties including their relationship as shareholders of the Company, and no previous agreements, memorandum of agreements, letters, negotiations promises, consents, undertakings, representations, warranties or documents which were applied, exchanged, or signed by or between any of the Parties hereto prior to the signing of this Agreement shall have any force or effect.

            Without derogating from the above, each of the CSH confirms and acknowledges that this Agreement supersedes the terms of any previous agreements between the Parties hereto (or any of them).

  13.11     Notices
            All notices given by one Party to the other hereunder will be given in writing, and will be deemed to have been delivered to the addressee immediately upon their delivery if delivered by hand, or upon transmission if sent by facsimile and confirmed by a machine printout, or within seven (7) business days after being sent by mail, as per the addresses indicated hereinbelow, or to such other address or facsimile number as a party may thereafter give notice in writing, to the other parties of this Agreement.

            The Parties' addresses are as follows:

            The Company:
            Newtech Broadwidth Ltd.

            a company duly registered under
            the laws of the state of Delaware,

            The CSH:
                  Myriam Abitbol, Advocate
                  Yehuda Raveh & Co, Law Offices
                  America House,
                  35, Shaul Hamelech Bvd.
                  Tel-Aviv
                  Israel

                  As TRUSTEE on behalf of the shareholders

            YWAV:
                  Yellowave Corporation
                  a corporation registered under the
                  Laws of the State of Nevada

In Witness Whereof, the Parties hereto have caused this Agreement to be duly executed on the day and year first above written:


/s/ Prosper Abitbol
----------------------
Newtech Broadwidth LTD
     The Company

            By: Prosper Abitbol,
            Title: Chairman & CEO

_______________________
The CSH

By: Myriarn Abitbol, Advocate
    Yehuda Raveh & Co, Law Offices
    America House,
    35, Shaul Hamelech Bvd.
    Tel-Aviv
    Israel

    Title: As TRUSTEE on behalf of the Company Shareholders


/s/ Roni Oren
----------------------------
Yellowave Corporation (YWAV)
a corporation registered under the
Laws of the State of Nevada

By:  Roni Oren
Title: Chairman